UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 20, 2005


                       COMPUTER PROGRAMS AND SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                000-49796              74-3032373
(State or Other Jurisdiction   (Commission File        (IRS Employer
      of Incorporation)            Number)          Identification No.)

              6600 Wall Street,                           36695
               Mobile, Alabama                          (Zip Code)
  (Address of Principal Executive Offices)

                                 (251) 639-8100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.         Results of Operations and Financial Condition.

         On October 20, 2005, Computer Programs and Systems, Inc. ("CPSI") issued a press release announcing financial information for its fiscal third quarter and nine months ended September 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01.          Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------

         99.1                           Press Release dated October 20, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   COMPUTER PROGRAMS AND
                                   SYSTEMS, INC.

                                   By:    /s/ David A. Dye
                                          -------------------------------------
                                          David A. Dye
                                          President and Chief Executive Officer


Dated: October 20, 2005



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                                INDEX TO EXHIBITS


Exhibit Number                     Exhibit
--------------                     -------

99.1                               Press Release dated October 20, 2005. *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.